SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report         (Date of earliest event reported)     March 5 , 2001




                                  MYWEB INC.COM
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               (Exact Name of Registrant as Specified in Charter)



                                    Nevada
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                 (State or Other Jurisdiction of Incorporation)

                                    1-15745
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                            (Commission File Number)

                                  88-0207089
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                      (I.R.S. Employer Identification No.)


                     Block G, Unit 606, Phileo Damansara 1,
                     No. 9 Jalan 16/11, Off Jalan Damansara
                     46350 Petaling Jaya, Selangor, Malaysia
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              (Address of Principal Executive Offices)    (Zip Code)




Registrant's telephone number, including area code      (603) 7660-9282




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 5, 2001, MyWeb Inc.com ("MyWeb" or the "Registrant") terminated the engagement of Arthur Andersen & Co. ("Arthur Andersen"), the independent accountants that had audited the financial statements of MyWeb for the fiscal year ended December 31, 1999, after the parties where unable to agree to the monetary terms of engagement for such services for the fiscal year ended December 31, 2000.

         The report of Arthur Andersen on the Registrant's financial statements for the fiscal year ended December 31, 1999, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The removal of Arthur Andersen was approved by MyWeb's Board of Directors. There were no disagreements between the Registrant and Arthur Andersen on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure.

         On March 5, 2001, MyWeb engaged Peterson & Co. as the principal accountant to audit its financial statements for the fiscal year ended December 31, 2000. Prior to such selection, Peterson & Co. had not performed any services for the Registrant.


ITEM 5.  OTHER EVENTS

         On December 27, 2000, MyWeb (the "Company") and Asia Internet Assets Inc. ("Asia Internet") amended the terms of the private placement previously entered into on March 23, 2000, by increasing the number of shares of MyWeb common stock to be issued to Asia Internet for aggregate proceeds of $2.5 million from 250,000 shares to 5,000,000 shares. The Company received an initial payment of $1.0 million on April 4, 2000. Under the terms of the amended agreement, the Company received an additional payment of $1.0 million on January 8, 2001, and is to receive payment of the remaining sum of $500,000 by March 30, 2001.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.       Description
--------------    --------------

    16 Letter, dated March 5, 2001, from Arthur Andersen & Co., the Registrant's former principal accountants, to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MYWEB INC.COM



                                                By: /s/ Roger Koh
                                                    ----------------------------
                                                    Roger Koh
                                                    Chief Financial Officer

Dated:  March 5, 2001




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